FINANCIAL INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2017
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSES), NET
NOTE 15:-	FINANCIAL INCOME (EXPENSES), NET

	Year ended December 31,
	2017	2016	2015

Financial income (expenses):
Interest income	$2,513	$2,466	$2,174

Financial expenses:
Exchange rate differences and other	602	186	1,480
Amortization/accretion of premium/discount on marketable securities, net	1,017	1,221	1,278

	$894	$1,059	$(584)